SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 29, 2006
                                 --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation of Bylaws, Change in Fiscal Year

     a)   (1)  The change in the Company's Bylaws is effective August 29,
          2006.
          (2)  Article II, Section 1   Annual Meeting of the Company's
          Bylaws was amended to read as follows:

               The annual meeting of the shareholders
               shall be held between June 15 and September
               30 of each year for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

          Article II, Section 1   Annual Meeting of the Company's Bylaws was
     previously as follows:

               The annual meeting of the shareholders
               shall be held between June 15 and July 31 of each year for the purpose of electing directors and for the transaction of such other business as may come before the meeting.


     b)   Not applicable.

Item 9.01 Financial Statement and Exhibits.

     Exhibit No.        Exhibit Description
     -----------        --------------------

     3(ii)              Third Amended Bylaws of PCS Edventures!.com, Inc.
     99.1               Board Minutes of August 29, 2006

                * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date: 8/29/2006                     /s/Anthony A. Maher
      ---------                     ----------------------------
                                    Anthony A. Maher, CEO, President and
                                    Chairman of the Board of Directors